UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 29, 2014
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CBS Outdoor Americas Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (212) 297-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 29, 2014, CBS Outdoor Americas Inc. (the “Company”) announced that its board of directors has approved a quarterly dividend of $0.37 per share on the Company’s common stock, par value $0.01 per share. The dividend is payable on December 15, 2014, to stockholders of record on November 18, 2014.

On October 29, 2014, the Company also announced that its board of directors has approved a special dividend on the Company’s common stock of approximately $547.7 million, or $4.56 per share based on the number of shares currently outstanding, in connection with the Company's previously announced conversion to a real estate investment trust (“REIT”). The special dividend is payable on December 31, 2014, to stockholders of record on November 20, 2014. The special dividend is in the amount of the Company’s accumulated earnings and profits as of July 17, 2014, the date the Company began operating in a manner that will allow it to qualify as a REIT for U.S. federal income tax purposes. Approximately 20%, or $109.5 million, of the special dividend will be paid in cash (the “Cash Amount”), and approximately 80%, or $438.2 million, of the special dividend will be paid in shares of the Company's common stock. Stockholders will have the option to elect to receive their special dividend in all cash or all stock, however the aggregate amount of cash to be distributed will be equal to the Cash Amount, with the balance of the special dividend payable in the form of common stock. If the aggregate amount of stockholder cash elections exceeds the Cash Amount, then the payment of such cash elections will be made on a pro rata basis to stockholders who made the cash election such that the aggregate amount paid in cash to such stockholders equals the Cash Amount, with the balance paid in shares of common stock. Stockholders electing all shares, or failing to make an election, will receive all shares, unless the Cash Amount has not been met, in which case, those not making an election will receive cash on a pro rata basis until the Cash Amount has been met, with the balance paid in shares of common stock. If the Cash Amount has not then been met, the remaining cash will be allocated on a pro rata basis to those electing shares, with the balance paid in shares of common stock. Election forms will be mailed to stockholders promptly following the record date, and must be returned before the election deadline of 5:00 p.m., Eastern Standard Time, on December 15, 2014. The Company will pay cash in lieu of issuing any fractional shares, but cash paid in lieu of fractional shares will not count toward the Cash Amount. The amount of shares of common stock to be distributed will be determined based on the results of the stockholder elections and the volume weighted average price of the Company's common stock for the three trading days commencing on December 16, 2014. Wells Fargo Bank N.A. will serve as the Company's election and disbursing agent.

A copy of the press release announcing the quarterly dividend and the special dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

The Company has made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as "will" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to the Company's REIT status and the Company's capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. The Company not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adjustments to the amount and timing of the special dividend that could require an additional dividend to complete the Company's accumulated earnings and profits distribution in accordance with REIT requirements; the expected timing of completing the Company's rebranding; integrating the outdoor advertising business of Van Wagner may be more difficult, costly or time consuming than expected and the anticipated benefits and cost savings of the acquisition may not be fully realized; unknown risks inherent in the acquisition, or certain assumptions with respect to the outdoor advertising business of Van Wagner that may prove to be inaccurate; declines in advertising and general economic conditions; incremental costs incurred as a stand-alone public company; the financial information included in the Company's filings with the Securities and Exchange Commission (the "SEC") may not be a reliable indicator of the Company's future results; cash available for distributions; legislative, administrative, regulatory or other actions affecting REITs, including positions taken by the Internal Revenue Service ("IRS"); the Company's failure to remain qualified to be taxed as a REIT; REIT ownership limits; dividends payable by REITs do not qualify for the reduced tax rates available for some dividends; REIT distribution requirements; availability of external sources of capital; the Company may face other tax liabilities even if it remains qualified to be taxed as a REIT; complying with REIT requirements may cause the Company to liquidate investments or forgo otherwise attractive opportunities; the Company's ability to contribute certain contracts to a taxable REIT subsidiary ("TRS"); the Company's planned use of TRSs may cause it to fail to remain qualified to be taxed as a REIT; the Company's ability to hedge effectively; stock price fluctuations resulting from sales of the Company's common stock to cover taxes owed on dividends; failure to meet the REIT income tests as a result of receiving non-qualifying income; even if the Company remains qualified to be taxed as a REIT, and it sells assets, it could be subject to tax on any unrealized net built-in gains in the assets held before electing to be treated as a REIT; the IRS may deem the gains from sales of the Company's outdoor advertising assets to be subject to a 100% prohibited transaction tax; the Company's lack of an operating history as a REIT; and other factors described in the Company's filings with the SEC, including but not limited to the sections entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 and in the Company's prospectus filed with the SEC on July 7, 2014. All forward-looking statements in this report apply as of the date of this report or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release dated October 29, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: October 29, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 29, 2014.